UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2023

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2023, East West Bancorp, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders considered four proposals at the Annual Meeting, each of which was described in more detail in the Company’s definitive proxy statement (the “2023 Proxy Statement”) for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 10, 2023. There were 127,269,364 shares of common stock represented at the Annual Meeting in person or by valid proxies, which was approximately 90.01% of the shares of common stock entitled to vote at the Annual Meeting. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as set forth below.

Proposal 1: Election of Directors

The Company’s stockholders elected the ten director nominees named in the 2023 Proxy Statement for a one-year term until the 2024 annual meeting of stockholders and to serve until his or her successor is elected and qualified. The voting results were as follows:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Manuel P. Alvarez	118,894,099	669,035	380,896	7,325,334
Molly Campbell	117,359,991	2,206,890	377,149	7,325,334
Archana Deskus	117,935,419	1,629,046	379,565	7,325,334
Serge Dumont	117,807,433	1,755,626	380,971	7,325,334
Rudolph I. Estrada	115,899,762	3,659,934	384,334	7,325,334
Paul H. Irving	105,626,698	14,104,825	212,507	7,325,334
Sabrina Kay	118,603,930	962,948	377,152	7,325,334
Jack C. Liu	115,590,680	3,974,840	378,510	7,325,334
Dominic Ng	115,203,176	4,526,803	214,051	7,325,334
Lester M. Sussman	118,097,081	1,647,024	199,925	7,325,334

Proposal 2: Advisory Vote to Approve Executive Compensation

The advisory vote to approve the Company’s executive compensation (“say-on-pay”) for 2022 was approved by the Company’s stockholders by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
115,655,233	4,127,411	161,386	7,325,334
(96.43% of the votes cast)

Proposal 3: Advisory Vote on Frequency of Stockholder Say-on-Pay

The advisory vote regarding the frequency of future say-on-pay votes was in favor of annual say-on-pay votes by the vote set forth in the table below:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
117,235,594	106,113	2,362,862	239,461	7,325,334
(97.74% of the votes cast)

Based on the voting results for this proposal approving an annual advisory vote on say-on-pay, the Company’s Board of Directors affirmed its recommendation and elected at this time to hold future say-on-pay votes on an annual basis, until the next shareholder vote on the frequency of future say-on-pay votes.

Proposal 4: Ratification of Auditors

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
126,526,802	572,316	170,246	—
(99.42% of the votes cast)

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 24, 2023	By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer